10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-34356 of Glenbrook Life and Annuity Company Seperate Account A of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 27, 2000 relating to the financial statements of Glenbrook Life and Annuity Company Seperate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life and Annuity Company Seperate Account A of Glenbrook Life and Annuity Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

Chicago, Illinois
June 1, 2000

10 (b)

FREEDMAN, LEVY, KROLL & SIMONDS

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Separate Account A (File No. 333-34356).


                       /s/ Freedman, Levy, Kroll & Simonds
                         FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
June 1, 2000